UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM
8
-
K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 23, 2022

GLOBAL CLEAN ENERGY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

000-12627	87-0407858
(Commission File Number)	(I.R.S. Employer Identification No.)

2790 Skypark Drive, Suite 105, Torrance, California	90505
(Address of Principal Executive Offices)	(Zip Code)

(310) 641-4234
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8
-
K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a - 12).

☐	Pre-commencement communications pursuant to Rule 14d - 2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:   Common Stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities
Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07

Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 23, 2022, the Company held its Annual Meeting (the “
Annual Meeting
”)
at
the Company’s agricultural headquarters at
4401 Innovation St., Great Falls, Montana 59404
. A
t the Annual Meeting, the Company’s stockholders voted
on four proposals, each of which is described in more detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2022 (the “
Proxy Statement
”).

At the Annual Meeting, 24,941,441 shares, or approximately 59% of all outstanding shares of common stock, were present either in person or by proxy.

The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

•
Proposal 1
: to elect Susan L. Anhalt, Phyllis E. Currie, E. Nicholas Jones, Richard Palmer, David Walker, Martin Wenzel and Amy K. Wood to the Company’s Board of Directors, for a one-year term expiring at the 2023 Annual Meeting;

•	Proposal 2 : a proposal to amend and restate the Company’s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance from 2,000,000 to 7,000,000;

•	Proposal 3 : a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement;

•	Proposal 4 : a proposal to ratify Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

Voting Results

Proposal 1
: Susan L. Anhalt, Phyllis E. Currie, E. Nicholas Jones, Richard Palmer, David Walker, Martin Wenzel and Amy K. Wood were elected as directors on the following vote:

•	Susan L. Anhalt was elected with 20,209,202 “FOR” votes and 86,416 “WITHHELD” votes;

•	Phyllis E. Currie was elected with 20,209,252 “FOR” votes and 86,366 “WITHHELD” votes.

•	E. Nicholas Jones was elected with 20,198,358 “FOR” votes and 97,260 “WITHHELD” votes.

•	Richard Palmer was elected with 20,182,521 “FOR” votes and 74,904 “WITHHELD” votes.

•	David Walker was elected with 16,143,756 “FOR” votes and 113,669 “WITHHELD” votes.

•	Martin Wenzel was elected with 15,983,633 “FOR” votes and 102,760 “WITHHELD” votes.

•	Amy K. Wood was elected with 20,209,152 “FOR” votes and 86,466 “WITHHELD” votes.

In addition, there were 4,
645
,
823
broker non-votes in connection with this proposal.

Proposal 2
: This proposal was approved with 16,050,605 “FOR” votes, 4,168,871 “AGAINST” votes and 76,142 “ABSTAIN” votes. There were 4,645,823 broker non-votes in connection with this proposal.

Proposal 3
: This proposal was approved with 20,071,769 “FOR” votes, 168,903 “AGAINST” votes and 54,946 “ABSTAIN” votes. There were 4,645,823 broker non-votes in connection with this proposal.

Proposal 4
: This proposal was approved with 24,888,132 “FOR” votes, 1,414 “AGAINST” votes and 51,895 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 2 4 , 2022	By:	/s/ Ralph Goehring
Ralph Goehring Chief Financial Officer